AMENDMENT NO. 1
                               TO
               ARCO CHEMICAL COMPANY SAVINGS PLAN

                   ___________________________


     Pursuant to resolutions adopted by Board of Directors on October 24, 1988, the ARCO Chemical Company Savings Plan (the
"Plan") is hereby amended effective as of July 1, 1994:

1. Subparagraph 1.2(b) of the Plan is amended to read as follows:

     "(b) In determining the Base Pay of a Member, the rules of
          Section 414(q)(6) of the Code shall apply, except in
          applying such  rules, the term "family" shall include
          only  the spouse of the Member and any lineal descendants
          of the Member who have not attained age 19 before the close of the year. If, as a result of the application of such rules  the  adjusted Base Pay limitation  is  exceeded,
          then  the  limitation  shall  be  prorated  among   the
          affected   individuals  in  proportion  to  each   such
          individual's   Base  Pay  as  determined   under   this
          paragraph prior to the application of this limitation."

2. Subparagraph 1.7(b)(vii) of the Plan is amended to read as follows:

     "(vii)    Compensation, for purposes of this Paragraph 1.13
               means compensation within the meaning of Section 415(c)(3) of the Code without regard to Section 125, Section 402(e)(3) and Section 402(h)(1)(B) of the Code."

3.   A new Paragraph 4.6 is added to the Plan to read as follows:

     "4.6 Exclusive Benefit

          The  corpus or income of the trust may not be  divested
          to  or used for other than the exclusive benefit of the
          Members   and   their  beneficiaries  and   to   defray
          reasonable expenses of administering the Plan."

     Executed this 1st day of April, 1996.


ATTEST                                   ARCO CHEMICAL COMPANY

     /s/ JOHN G. CHOU                         /s/ FRANK W. WELSH
By:_______________________               By:___________________________
                                               FRANK W. WELSH
                                               Vice President
                                               Human Resources